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                                SUPPLEMENT TO THE
                                SCHWAB BOND FUNDS
                       PROSPECTUS DATED NOVEMBER 15, 2004

Effective July 22, 2005, in the section titled "Fund management", the Michael Shearer biography is deleted and the following biography is added.

STEVEN HUNG, a director and portfolio manager of the investment adviser, has day-to-day co-responsibility for the management of the funds. He joined the firm in 1998 and has worked in fixed-income asset management since 1999.

               Please retain this supplement for future reference.

Charles Schwab & Co., Inc. Member SIPC
REG33068 (07/05) (C)2005 All Rights Reserved



                                                           [CHARLES SCHWAB LOGO]

Charles Schwab & Co., Inc. Member SIPC
31561-03 (07/05) (C)2005 All Rights Reserved